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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 May 16, 2001


                                LIVEWORLD, INC.
                                ______________
            (Exact name of registrant as specified in its charter)


         Delaware                   333-77455                   77-0426524
----------------------------       ----------                --------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

                           1919 South Bascom Avenue
                                 Campbell, CA
                                    95008

                   (Address of Principal Executive Offices)
                                  (Zip Code)

      Registrant's telephone number, including area code: (408) 871-5200


                                Talk City, Inc.
        --------------------------------------------------------------
         (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------
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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

     On May 16, 2001, LiveWorld, Inc., a Delaware corporation (the "Registrant") completed the sale of its consumer business unit and associated web site, www.talkcity.com (collectively, the "Consumer Network"), to a wholly-owned subsidiary of myESP.com Corporation ("myESP"), pursuant to a Purchase Agreement, dated May 16, 2001, by and between the Registrant and myESP (the "Purchase Agreement"). The sale of the Consumer Network was completed by means of an asset sale. As part of the transaction, the Registrant and myESP also signed a Web Site Services and Maintenance Agreement, dated May 16, 2001 (the "Services Agreement"), by which the Registrant will operate the Consumer Network for the next year.

     Under the terms of the Purchase Agreement, myESP will pay the Registrant $1,600,000 for the Consumer Network, subject to the Registrant meeting certain earn-out criteria defined in the Purchase Agreement. Under the terms of the Services Agreement, myESP will pay the Registrant a total of $900,000 per year (to be paid in equal monthly installments of $75,000 prior to the beginning of each month) to operate the Talk City Network. This consideration was determined by arms-length negotiations.

     The foregoing description of the Purchase Agreement and the Services Agreement does not purport to be complete and is qualified by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1, and the Services Agreement, which is attached hereto as Exhibit 2.2, both of which are incorporated by reference.

     The information that is set forth in the Registrant's Press Release dated May 21, 2001, attached hereto as Exhibit 99.1, is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

     (b)   Pro forma financial information.

     The financial statements required by this item will be filed by amendment not later than 60 days after the date hereof.

     (c)   Exhibits.

     2.1 Purchase Agreement, dated as of May 16, 2001, by and between myESP Acquisition Corporation, a Delaware corporation, and LiveWorld, Inc., a Delaware corporation.

     2.2 Web Site Services and Maintenance Agreement, dated as of May 16, 2001, by and between LiveWorld, Inc., a Delaware corporation and myESP Acquisition Corporation, a Delaware corporation.

     99.1 Text of Press Release, dated as of May 21, 2001, "LiveWorld Signs $900,000 per Year Revenue Deal and Sells Its TalkCity.com Consumer Business."
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TALK CITY, INC.


Date:  May 31, 2001              By:    /s/  Peter H. Friedman
                                       -----------------------------------
                                       Peter H. Friedman
                                       Chairman and Chief Executive Officer
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                                 EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------

     2.1 Purchase Agreement, dated as of May 16, 2001, by and between myESP Acquisition Corporation, a Delaware corporation, and LiveWorld, Inc., a Delaware corporation.

     2.2 Web Site Services and Maintenance Agreement, dated as of May 16, 2001, by and between LiveWorld, Inc., a Delaware corporation and myESP Acquisition Corporation, a Delaware corporation.

     99.1 Text of Press Release, dated as of May 21, 2001, "LiveWorld Signs $900,000 per Year Revenue Deal and Sells Its TalkCity.com Consumer Business."